EXHIBIT 10.44


     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


     THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS Certificate IS Restricted IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                5:00 P.M., EASTERN STANDARD TIME, MARCH 16, 2004

No.SCA-1                                                             One Warrant

                          SOVEREIGN WARRANT CERTIFICATE

     This Warrant Certificate certifies that Sovereign Capital Advisors, LLC ("Sovereign") or registered assigns, is the registered holder of One (1) Warrant to purchase, at any time from March 16,1999, until 5:00 P.M. Eastern Standard Time on March 16, 2004 ("Expiration Date"), up to Twenty Five Thousand (25,000) shares ("Shares") of fully-paid and non-assessable common stock, par value $.01 ("Common Stock"), of Compositech Ltd., a Delaware corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events (the "Exercise Price"), of $___per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of March 16, 1999 between the Company and Sovereign (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

     No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.


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


     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.


                          [Signature On Following Page]



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


                             COMPANY SIGNATURE PAGE
                                       TO
                          SOVEREIGN WARRANT CERTIFICATE


     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

     Dated: March 16, 1999

                                     COMPOSITECH LTD.


                                     By:
                                        ----------------------------------------
                                        Samuel S. Gross, Chief Financial Officer

                         [FORM OF ELECTION TO PURCHASE]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of _____________________ in the amount of $_______________ all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of whose address is_____________________________________________ and that such Certificate be delivered to _________________________________________ whose address is
________________________.


Dated:_____________________________      Signature: ____________________________

                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant Certificate.)



__________________________________

__________________________________

(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]


             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto_____________________________________________________________
___________________________________________________________________________
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint
__________________________________, Attorney, to transfer the within Warrant
Certificate on the books of the within-named Company, with full power of substitution.


Dated:_____________________________      Signature: ____________________________

                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant Certificate.)



__________________________________

__________________________________

(Insert Social Security or Other
Identifying Number of Holder)